To Our Shareholders:

         Our basic philosophy, which we state from Warren Buffet, makes for a very dull report. His philosophy is to buy and hold good trade named securities. You will be glad to know we have neither bought nor sold securities in the last year.

         With a rising market, our strong point, which is stability, has not come into play, and maybe it never will. However, our strength is in low cost commodities that are in essence habit forming.

         One shareholder wrote to say that FunShares was the best bargain on today's market due to its heavy discount of selling price to the market value of the shares. We applaud his thinking.

         Regards.



         Burton D. Morgan

Morgan FunShares, Inc.
                                                        Schedule of  Investments
                                                       June 30, 1997 (unaudited)

Shares/Units                         Cost         Current Value      % of Assets
--------------------------------------------------------------------------------
Beverage
Alcoholic
     6,000  Anheuser Busch          101,236          251,625
    10,000  Seagrams                246,643          402,500
                                    -------          -------
                                    347,879          654,125            9.05%
Beverage
Non-Alcoholic
     8,000  Coca Cola               113,295          546,000
    10,000  PepsiCo                 154,188          375,625
                                    -------          -------
                                    267,483          921,625           12.75%
Consumer Products - Retail
     4,000  Eastman Kodak           192,390           307,000
     3,000  Fortune Brands           88,421           111,938
     6,666  Frederick's of
              Hollywood "A"          89,528            39,579
    13,332  Frederick's of
              Hollywood "B"         179,056            79,159
                                    -------           -------
                                    549,395           537,676           7.44%
Consumer Products - Paper
     4,000  Kimberly Clark          126,220           398,000           5.51%

Consumer Products - Food
       120  EarthGrains               4,218             7,867
     3,200  McDonalds               141,680           154,600
     6,000  RJR Nabisco             203,925           198,000
     5,000  Wrigley Co.             230,330           335,000
                                    -------           -------
                                    580,153           695,467           9.62%
Drugs & Toiletries
    10,000  Carter Wallace          126,301           181,250           2.51%

Entertainment
     6,000  AMC Ent $1.75
              CV Pfd                133,490           190,500
     5,000  Harrah's
              Entertainment*         93,851            90,000
       400  Schweitzer-Mauduit*       3,529            15,000
    10,000  Time Warner             206,446           482,500
     3,000  Walt Disney             123,565           236,625
                                    -------         ---------
                                    560,881         1,014,625          14.04%
Gaming
    11,000  Circus Circus
              Enterprises*          292,182           270,875
    10,000  International
              Gaming Tech           225,628           177,500
                                    -------           -------
                                    517,810           448,375           6.20%
Healthcare Products
     3,000  Bristol Myers Squibb    161,167           486,000
     4,000  Gillette Co.            167,590           379,000
     6,000  Johnson & Johnson       202,705           772,500
                                    -------           -------
                                    531,462         1,637,500          22.66%
Tobacco
     3,000  Gallaher Group PLC       51,529            55,313
     5,000  Phillip Morris          243,684           665,625
                                    -------           -------
                                    295,213           720,938           9.97%

            Total**              $3,902,797        $7,209,581

            Other Assets Less Liabilities              18,253           0.25%
            Net Assets Equivalent to $12.29
            per share on 587,995 shares of
            capital stock outstanding              $7,227,834         100.00%
                                                   ==========

              *   Non Income Producing
              ** Identified cost equals tax basis of
              securities. Realized losses on investments expire in 2002 ($16,097) and 2003 ($26,492).

Morgan FunShares, Inc.
                                               Statement of Assets & Liabilities
                                                       June 30, 1997 (unaudited)

Assets:
  Investment Securities at Market Value
    (Identified Cost - $3,902,797)                                   $7,209,581
  Cash                                                                   13,262
  Receivables:
    Dividends and Interest                                               14,405
                                                                      ----------
        Total Assets                                                  7,237,248
Liabilities
  Payables:
    Shareholder Distributions                                                 0
    Accrued Expenses                                                      9,414
                                                                          ------
        Total Liabilities                                                 9,414
Net Assets                                                            7,227,834
Net Assets Consist of:
  Capital Paid In                                                     3,969,286
  Undistributed Net Investment Income                                    (5,647)
  Accumulated Realized Gain on Investments - Net                        (42,589)
  Unrealized Appreciation in Value of Investments
    Based on Identified Cost - Net                                    3,306,784
                                                                      ----------
Net Assets, for 587,995 Shares Outstanding                           $7,227,834
Net Asset Value ($7,227,834 / 587,995)                                   $12.29


                                                         Statement of Operations
                                     January 1 through June 30, 1997 (unaudited)

Investment Income:
    Dividends                                                           $62,348
    Interest                                                                708
                                                                         -------
       Total Investment Income                                           63,056
Expenses
    Registration Expense                                                  4,000
    Trustee Fees (Note 3)                                                 1,800
    Transfer Agent and Pricing                                           16,213
    Custody                                                               2,933
    Audit                                                                 9,500
    Legal                                                                 1,726
    Management Fees (Note 2)                                             30,435
    Proxy Solicitation                                                    1,180
    Printing & Other Miscellaneous                                          916
                                                                         -------
         Total Expenses                                                  68,703
Net Investment Income (Loss)                                             (5,647)
    Realized Gain (Loss) on Investments                                       0
    Unrealized Gain (Loss) from Appreciation
      (Depreciation) on Investments                                     923,345
                                                                        --------
Net Realized and Unrealized Gain (Loss) on Investments                  923,345

Net Increase (Decrease) in Net Assets from Operations                  $917,698
                                                                       =========

    The Accompanying Notes are an Integral Part of the Financial Statements.

Morgan FunShares, Inc.
                                              Statement of Changes in Net Assets
                                                       June 30, 1997 (unaudited)

                                                          01/01/97      01/01/96
                                                             to            to
                                                          06/30/97      12/31/96
                                                          --------      --------
From Operations:
     Net Investment Income                                 (5,647)      (42,171)
     Net Realized Gain (Loss) on Investments                    0             0
     Net Unrealized Appreciation (Depreciation)           923,345       865,489
                                                          -------       -------
     Increase (Decrease) in Net Assets from Operations    917,698       823,318
From Distributions to Shareholders
     Net Investment Income                                      0             0
     Net Realized Gain (Loss) from Security Transactions        0             0
                                                          -------       -------
     Net  Increase (Decrease) from Distributions                0             0
From Capital Share Transactions:
     Proceeds From Sale of 0 Shares                             0             0
     Cost of Shares Retired                                     0             0
                                                          -------       -------
                                                                0             0
Net Increase  in Net Assets                               917,698       823,318
Net Assets at  Beginning of Period (including
    undistributed net investment income of $0)          6,310,136     5,486,818
Net Assets at End of Period (including
    undistributed net investment income of $0)          7,227,834     6,310,136


                                                            Financial Highlights


Selected data for a share of common stock outstanding throughout the period:

                                01/01/97     01/01/96     01/01/95      06/22/94
                                   to           to           to            to
                                06/30/97     12/31/96     12/31/95      12/31/94
                                --------     --------     --------      --------

Net Asset Value -
    Beginning of Period          $10.73        $9.33        $7.32         $7.31
Net Investment Income             (0.01)       (0.07)        0.05          0.04
Net Gains or Losses on Securities
    (realized and unrealized)      1.57         1.47         2.01          0.01
                                   ----         ----         ----          ----
Total from Investment Operations   1.56         1.40         2.06          0.05
Dividends
    (from net investment income)   0.00         0.00        (0.05)        (0.04)
Distributions (from capital gains) 0.00         0.00         0.00          0.00
Return of Capital                  0.00         0.00         0.00          0.00
                                   ----         ----         ----          ----
    Total Distributions            0.00         0.00        (0.05)        (0.04)
Net Asset Value -
    End of Period                $12.29       $10.73        $9.33         $7.32
Total Return                      14.54%       15.01%       28.29%         0.68%
Ratios/Supplemental Data
Net Assets -
    End of Period (Thousands)     7,228        6,310        5,486         4,306
Ratio of Expenses to Average
    Net Assets                     1.13%        2.80%        2.04%         1.06%
Ratio of Net Income to Average
    Net Assets                    (0.09)%      (0.71)%       0.59%         0.47%
Portfolio Turnover Rate               0%           0%           2%            6%
Average Commission Rate Paid    $0.0000      $0.0000      $0.0000       $0.0000

    The Accompanying Notes are an Integral Part of the Financial Statements.

1.   Significant Accounting Policies
     Morgan FunShares, Inc., (The Fund), a non-diversified, closed-end management investment company, was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation: The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing: Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes: It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Investment Advisory Agreement
     The Fund has entered into an investment advisory agreement with Burton D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000.

3.   Related Party Transactions
     Certain officers and/or directors of the Fund are officers and/or directors of the parent company of Maxus Information Systems, Inc, which provides administrative services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $0 for the period ending June 30, 1997.

4.   Capital Stock and Distribution
     At June 30, 1997, 1,000,000 shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $3,969,286. Transactions in common stock were as follows:


                              Shares sold                       0
                              Shares retired                    0
                              Net Increase                      0
                              Shares Outstanding:
                                Beginning of Period       587,995
                                                          -------
                                End of Period             587,995
                                                          =======

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   Purchases and Sales of Securities
     During the period ended June 30, 1997,  purchases  and sales of  investment
     securities   other  than  U.S.   Government   obligations   and  short-term
     investments aggregated $0 and $0 respectively.

6.   Financial Instruments Disclosure
     There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1997.

7.   Ownership-Control
     Approximately 65% of the Fund's outstanding shares are owned by Burton D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

Morgan FunShares
                                                   Notes to Financial Statements
                                                       June 30, 1997 (unaudited)

8.   Security Transactions
     For Federal income tax purposes, the cost of investments owned at June 30, 1997 was the same as identified cost. At June 30, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

        Appreciation        (Depreciation)       Net Appreciation (Depreciation)
        ------------        -------------        -------------------------------
          3,535,842            (229,058)                    3,306,784

9.   Reclassification of Capital Accounts
     The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss has been adjusted to paid in capital as of December, 1996 in the following amounts. These restatements did not affect net investment income, net realized gain
     (loss) or net assets for the six months ending June 30, 1997.

       Capital Paid In            Undistributed Net Investment Loss
       ---------------            ---------------------------------
           (42,171)                             42,171

                             Morgan FunShares, Inc.
                 28601 Chagrin Boulevard, Cleveland, Ohio 44122
                                 (216) 292-3434


                               INVESTMENT ADVISOR
                                Burton D. Morgan
                           10 West Streetsboro Street
                               Hudson, Ohio 44236

                               BOARD OF DIRECTORS
                                   Keith Brown
                               William K. Cordier
                                J. Martin Erbaugh
                                James M. Hojnacki
                                Burton D. Morgan
                                Robert F. Pincus

                                    OFFICERS
                           Burton D. Morgan, Chairman
                           Robert F. Pincus, President
                        James C. Onorato, Vice-President
                        Catherine Kantorowski, Secretary

                                    CUSTODIAN
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 TRANSFER AGENT
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                  LEGAL COUNSEL
                        Buckingham, Doolittle & Burroughs
                        One Cleveland Center, Suite 1700
                             1375 East Ninth Street
                           Cleveland, Ohio 44114-1724

                                     AUDITOR
                         McCurdy & Associates CPA's Inc
                               27955 Clemens Road
                              Westlake, Ohio 44145